LETTER  TO  OUR  SHAREHOLDERS

Dear  Fellow  Shareholder:

We would like to express our appreciation for the confidence you have shown in our investment philosophy. We are thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

1999  SECOND  QUARTER  RESULTS

During the second quarter, the investment portfolio increased 8%. Our net asset value also rose 8% from $7.05 to $7.61.

The latest quarter brought excellent recoveries for several holdings in our predominantly small and micro-cap portfolio. We also continued to benefit from extra large holdings in securities like Jardine Lloyd Thompson Plc, a cash-rich growth company added to last year when its share price traded below net cash per share. Our true star, however, was Kronos, Inc, a leader in automated time management systems. Kronos' share price soared 86% during the second quarter, making it our largest domestic investment. When we first bought these shares last year, the company was paying ever-higher prices to repurchase its own shares on the public market. Perhaps this was in anticipation of the current acceleration in its earnings growth rate. Kronos just reported a 68% rise in earnings for its latest quarter and its share price has continued to rise thus far into the third quarter. Nonetheless, the company just announced today it will pay still higher prices to repurchase even more shares. Interestingly, the Employee Share Ownership Plan Trust of Jardine Lloyd Thompson, our second biggest contributor to our second quarter gain, is now paying ever-higher prices to purchase its company's shares. Even the co-founder of Lloyd Thompson, Mr. E.J. Lloyd, recently added to his already substantial holding. Is it also in anticipation of even better growth to come?

1999  FIRST-HALF  RESULTS

Over the first half of 1999, our investments declined 2%. Our net asset value dipped from $7.80 to $7.61. In our first quarter report, we discussed the overall decline in domestic small-cap share prices that impacted our portfolio, as well as the subsequent upturn these shares had early in the second quarter. This positive trend continued throughout the latest quarter.

OUTLOOK

Much of Z-Seven's promising outlook is based on quality growth companies that were available at bargain prices during last year's market slide. We certainly took advantage of exceptional value in the U.K. late last year and early this year, with much reward. The earnings outlook is excellent for the vast majority of our U.K. investments, despite a gripping recession in British manufacturing. In fact, 100% of our U.K. invested assets are in companies still showing operating earnings growth in their latest reports. As a result of U.K. economic sluggishness, the Bank of England has been reducing interest rates and may continue to do so, despite the upturn in U.S. rates. British broad stock market behavior has also been quite constructive this year. Many of our U.K. holdings could continue to be productive performers in the second half of 1999, as they have been in the first half.

To a much greater extent, the bargains found among quality growth stocks late last year were right here at home, and now domestic small and micro caps dominate a portfolio that was once mostly British. Any continued stock market downturns could give us even more quality companies at the values we require for low-risk, long-term growth investment. The earnings performance for nearly all of these recently added small and micro-cap domestic companies continues to be outstanding, even better than expected in many cases. The few exceptions among this unusually large group of companies are being weeded out, and we are moving forward with one of the best portfolios I can remember.

The recent Federal Reserve tightening, along with over a year of new Dow highs unsupported by the broad market, may bring near-term difficulty for U.S. stocks before we can realize their long-term profit potential. We are protecting this promising portfolio, and our net asset value, to the extent we can with cash reserves and other measures available to us.

I strongly feel that we are exceptionally well positioned for both near-term volatility, as well as long-term growth, and look forward to the future with excitement.


Sincerely,


Barry  Ziskin     August  5,  1999

Z-Seven  Fund,  Inc.
SCHEDULE  OF  INVESTMENTS
at  June  30,  1999   (Unaudited)

-------------------------------------------------------------------
Investment Securities                         Shares       Value
------------------------------------------  -----------  ----------
Common Stocks (a)
-------------------------------------------------------------------

APPAREL & ACCESSORIES  -  5.7%
 Abbeycrest Plc                                  10,000  $   18,372
 The Men's Wearhouse, Inc. (b)                   10,400     265,200
 Nautica Enterprises, Inc. (b)                   15,400     259,875
 Quiksilver, Inc. (b)                            15,150     394,847
 Tarrant Apparel Group (b)                        5,100     116,025
                                                         ----------
                                                          1,054,319
                                                         ----------
AUTOMOTIVE & TRANSPORTATION  -  5.2%
 Autopistas C.E. SA                              10,227     120,140
 IMPCO Technologies, Inc. (b)                    17,400     221,850
 Motorcar Parts
     and Accessories, Inc. (b)                   29,200     156,950
 Strattec Security Corporation (b)               13,600     459,000
                                                         ----------
                                                            957,940
                                                         ----------
BUILDING & MATERIALS  -  4.8%
 Barratt Developments Plc                       103,000     578,252
 NCI Building Systems, Inc. (b)                   9,400     200,925
 Nobility Homes, Inc. (b)                        14,080     105,600
                                                         ----------
                                                            884,777
                                                         ----------
BUSINESS SERVICES & SUPPLIES  -  1.1%
 Day Runner, Inc. (b)                            16,800     207,900
                                                         ----------

COMMUNICATION  -  2.6%
 AVT Corporation (b)                              7,200     272,700
 Vertex Communications
     Corporation (b)                             15,400     210,788
                                                         ----------
                                                            483,488
                                                         ----------
COMPUTER & RELATED  -  17.2%
 CIBER, Inc. (b)                                  7,200     137,700
 Computer Horizons
     Corporation (b)                             13,000     179,562
 Cybex Computer Products
     Corporation (b)                              7,650     213,244
 Hummingbird
     Communications Ltd. (b)                     13,600     255,000
 Insight Enterprises, Inc. (b)                    6,187     153,128
 First Consulting Group, Inc.  (b)                4,300      45,688
 Kronos, Inc. (b)                                12,750     580,125
 Oracle Corporation (b)                           6,600     245,025
 Pomeroy Computer
     Resources, Inc. (b)                         19,900     277,356
 Sanderson Group Plc                            199,000     522,514

Z-Seven  Fund,  Inc.
SCHEDULE  OF  INVESTMENTS
at  June  30,  1999   (Unaudited)

-------------------------------------------------------------------
Investment Securities                         Shares       Value
------------------------------------------  -----------  ----------
 Smart Modular
     Technologies, Inc. (b)                       8,700  $  151,162
 Synopsys, Inc. (b)                               7,700     424,944
                                                         ----------
                                                          3,185,448
                                                         ----------
ELECTRICAL & ELECTRONICS  -  9.1%
 AFC Cable Systems, Inc. (b)                     11,700     413,156
 Benchmark Electronics, Inc. (b)                  9,100     327,031
 LSI Industries, Inc.                            18,000     434,250
 Roxboro Group Plc                              100,500     385,920
 TT Group Plc                                    61,900     131,296
                                                         ----------
                                                          1,691,653
                                                         ----------
FINANCIAL SERVICES  -  11.6%
 Jardine Lloyd Thompson Group Plc               269,100   1,054,549
 Rathbone Brothers Plc                           88,500   1,081,629
                                                         ----------
                                                          2,136,178
                                                         ----------
FOOD & BEVERAGE  -  1.2%
 Carlsberg A/S                                    2,700     112,274
 Lindt & Spr ngli AG                                 46     117,614
                                                         ----------
                                                            229,888
                                                         ----------
HEALTH & PERSONAL CARE  -  4.3%
 AstraZeneca Plc (c)                              5,340     209,437
 L'Or al                                            325     220,494
 Nature's Sunshine Products, Inc.                20,600     216,300
 Novartis AG                                         99     145,099
                                                         ----------
                                                            791,330
                                                         ----------
LEISURE  -  5.5%
 Anchor Gaming (b)                                6,000     288,375
 Ballantyne of Omaha, Inc. (b)                   50,505     385,101
 Dave and Buster's, Inc. (b)                     12,000     348,000
                                                         ----------
                                                          1,021,476
                                                         ----------
MEDICAL SERVICES & SUPPLIES  -  3.8%
 National Dentex Corporation (b)                 17,100     294,975
 SeaMED Corporation (b)                          34,500     405,375
                                                         ----------
                                                            700,350
                                                         ----------
MULTI-INDUSTRY  -  5.4%
 Technitrol, Inc.                                12,600     406,350
 Tomkins Plc                                     42,666     185,537
 VT Holding A/S                                  10,565     406,374
                                                         ----------
                                                            998,261
                                                         ----------
PLASTICS  -  0.9%
 Northern Technologies
     International Corporation                   23,300     166,012
                                                         ----------

Z-Seven  Fund,  Inc.
SCHEDULE  OF  INVESTMENTS
at  June  30,  1999   (Unaudited)

-------------------------------------------------------------------
Investment Securities                         Shares       Value
------------------------------------------  -----------  ----------
RETAIL  -  1.3%
 Grow Biz International, Inc. (b)                26,700  $  216,938
 Westfair Foods Ltd.                                360      17,232
                                                         ----------
                                                            234,170
                                                         ----------

MISCELLANEOUS  -  3.2%                           66,000     598,475
-------------------------------------------------------------------
TOTAL COMMON STOCKS  -  82.9%
     (Cost $14,193,197)                                  15,341,665
-------------------------------------------------------------------
Temporary Cash Investments
-------------------------------------------------------------------
U.S. TREASURY BILLS,
-------------------------------------------------------------------
    3.14%,  due 7/15/99                                   1,996,550
    3.98%,  due 8/5/99                                      497,830
TOTAL TEMPORARY CASH INVESTMENTS -  13.5%
-------------------------------------------------------------------
    (Cost $2,494,380)
TOTAL INVESTMENT SECURITIES  -  96.4%
     (Cost $16,687,577)                                  17,836,045
-------------------------------------------------------------------
CASH, RECEIVABLES, AND OTHER ASSETS
     LESS LIABILITIES  -  3.6%                              662,351
-------------------------------------------------------------------
NET ASSETS  -  100.0%
     (Equivalent to $7.61 per share based
     on 2,431,531 shares of capital stock
     outstanding)                                       $18,498,396
===================================================================

(a)     Percentages  are  based  on  net  assets  of  $18,498,396.
(b)     Non-income  producing  investment.
(c)     Formerly  Astra  AB.

COMMON  STOCKS  BY  COUNTRY
---------------------------------------
Percent   Country              Value
--------  -----------------  ----------
   59.8%    United States    $9,181,457
   31.1%    United Kingdom    4,765,981
    3.4%    Denmark             518,648
    1.8%    Canada              272,232
    1.7%    Switzerland         262,713
    1.4%    France              220,494
     .8%    Spain               120,140
---------------------------------------
  100.0%                     15,341,665
=======================================

Z-Seven  Fund,  Inc.
STATEMENT  OF  ASSETS  AND  LIABILITIES
at  June  30,  1999   (Unaudited)

ASSETS
Investment securities, at value
 (identified cost $16,687,577)            $17,836,045
Cash                                          378,460
Receivables
 Dividends and interest                        40,502
 Securities sold                              186,255
 Due from investment advisor                   85,159
Other assets                                   13,443
                                          ------------
Total assets                               18,539,864
                                          ------------

LIABILITIES
Accounts payable and accrued
 expenses                                      41,468
                                          ------------
Total liabilities                              41,468
                                          ------------
NET ASSETS                                $18,498,396
                                          ============
NET ASSETS REPRESENTED BY
Capital stock, $1.00 par value:
 7,700,000 shares authorized,
 3,268,858 shares issued                  $ 3,268,858
Additional paid-in capital                 21,050,898
Treasury stock, 837,327 shares, at cost    (6,907,876)
                                          ------------
                                           17,411,880
Accumulated net realized losses on
 investments and currency transactions       (401,184)
Net unrealized appreciation on
 investments and currency translations      1,321,619
Undistributed net investment income           166,081
                                          ------------

NET ASSETS (EQUIVALENT TO $7.61 PER
 SHARE BASED ON 2,431,531 SHARES
 OF CAPITAL STOCK OUTSTANDING)            $18,498,396
                                          ============

Z-Seven  Fund,  Inc.
STATEMENT  OF  OPERATIONS
Period  Ended  June  30,  1999   (Unaudited)

INVESTMENT INCOME
Dividends, net of nonreclaimable
 foreign taxes of $11,469          $   99,081
Interest                               54,679
                                   -----------
Total investment income               153,760
                                   -----------

EXPENSES
Investment advisory base fee          116,528
Compensation and benefits              58,934
Transfer agent fees                     6,100
Professional fees                      50,876
Custodian fees                         18,500
Printing and postage                   17,373
Office and miscellaneous               18,247
Insurance expense                       1,276
Directors' fees and expenses            4,828
Dues and filing fees                    9,170
Shareholder relations and
 communications                         3,928
Rent expense                            7,996
                                   -----------
Total expenses before credits         313,756
Performance penalty                  (317,640)
Expense-offset arrangement             (8,437)
                                   -----------
Credits net of expenses               (12,321)
                                   -----------
Net investment income                 166,081
                                   -----------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
Net realized loss on investments
 and currency transactions           (523,184)
Change in unrealized depreciation
 of investments and currency
 translations for the period         (169,119)
                                   -----------
Net loss on investments              (692,303)
                                   -----------

Net decrease in net assets
 resulting from operations          ($526,222)
                                    ==========

See accompanying notes to financial statements

Z-Seven  Fund,  Inc.
STATEMENT  OF  CHANGES  IN  NET  ASSETS
Period  Ended  June  30,  1999   (Unaudited)
and  Year  Ended  December  31,  1998

                                  1999          1998
                              ------------  ------------
NET ASSETS,
BEGINNING OF PERIOD           $19,854,868   $20,161,112
                              ------------  ------------
OPERATIONS
Net investment
 income (loss)                    166,081       (35,905)
Net realized gain (loss) on
 investments, currency
 transactions and options        (523,184)      994,747
Change in unrealized
 appreciation (depreciation)
 of investments and
 currency translations           (169,119)      146,341
                              ------------  ------------
Net increase (decrease) in
 net assets from operations      (526,222)    1,105,183
                              ------------  ------------

DIVIDENDS AND DISTRIBUTIONS
From net investment
 income                                 0      (146,606)
From net realized gain on
 investments, currency
 transactions and options               0      (300,388)
                              ------------  ------------
Decrease in net assets
 from dividends and
 distributions                          0      (446,994)
                              ------------  ------------

SHARE TRANSACTIONS
Treasury stock purchases         (830,250)     (980,119)
Reinvested dividends
 and distributions                      0        15,686
                              ------------  ------------
Decrease in net assets
 from share transactions         (830,250)     (964,433)
                              ------------  ------------

NET DECREASE
 IN NET ASSETS                 (1,356,472)     (306,244)
                              ------------  ------------

NET ASSETS,
 END OF PERIOD                $18,498,396   $19,854,868
                              ===========   ============


  See  accompanying  notes  to  financial  statements.

Z-Seven  Fund,  Inc.
NOTES  TO  FINANCIAL  STATEMENTS
June  30,  1999  (Unaudited)

NOTE  1  -  SIGNIFICANT  ACCOUNTING  POLICIES

Z-Seven Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company incorporated under the laws of Maryland on July 29, 1983, and became a publicly traded company on December 29, 1983.

The following is a summary of significant accounting policies followed by the Fund in the preparation of financial statements.

SECURITY VALUATION - Securities traded on national securities exchanges, other than the London Stock Exchange, are valued at the last sale price or, in the absence of any sale, at the closing bid price on such exchanges or over the counter, except VT Holding A/S which is valued at the midpoint between the bid and the ask. Securities traded on the London Stock Exchange are valued at the mid-close price. If no quotations are available, the fair value of securities is determined in good faith by the Board of Directors. Temporary investments in short-term money market securities are valued at market based on quoted third-party prices. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents at the date of valuation.

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its net investment taxable income, if any, annually.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions of net capital gains to shareholders are recorded on the ex-dividend date.

Investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on foreign denominated assets and liabilities held by the Fund, timing differences, and differing characterizations of distributions made by the

Fund. Due to the differing treatment for tax purposes of certain income and capital gain items, as of December 31, 1998, the Fund has reclassified to paid-in capital, <$251,119> from undistributed net investment income and $262,488 from accumulated capital gains.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on trade date plus one and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are determined on the basis of identified cost for book and tax purposes.

FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and

(ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

Investment companies generally do not isolate that portion of the results of operations that arises as a result of changes in exchange rates from the portion that arises from changes in market prices of investments during the period. When foreign securities are purchased or sold, the Fund acquires or sells forward exchange contracts as of the trade date for the amount of purchase or proceeds, and no exchange gains or losses are thus realized on these transactions. Foreign dividends are shown net of exchange gains or losses which arise when currency gains or losses are realized between the ex-dividend and payment dates on dividends receivable.

FORWARD CURRENCY CONTRACTS - As foreign securities are purchased or sold, the Fund enters into or closes forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains on investments and currency transactions in the Statement of Operations.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and contingent liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

NOTE  2  -  TREASURY  STOCK  TRANSACTIONS
From January 1, 1997, through June 30, 1999, the Board of Directors authorized the following purchases of the Fund's capital shares on the open market:

Year  Number of Shares    Cost
----  ----------------  ---------

1999           113,500    830,250
1998           127,500    980,119
1997           106,400  1,007,031

In 1996, the Fund established a distribution reinvestment plan to allow shareholders to reinvest their distributions in shares of the Fund. When the Fund is selling at a premium, distributions will be reinvested at the greater of net asset value or 95% of the market price. When the Fund is selling at a discount, distributions will be reinvested at market price. On December 30, 1998, 1,995 shares of the Fund were distributed to plan participants at $7.86 per share (net asset value). This distribution increased the Fund's total net assets by $15,686.

In 1992, the Fund reissued all of its existing treasury stock in addition to newly issued stock in a private placement of shares to Agape Co., S.A. in exchange for securities which were generally the same as those contained in the Fund's portfolio. A total of 698,210 unregistered Fund shares were issued to Agape in the transaction at a slight premium to net asset value. The federal income tax basis of the securities received by the Fund in this transaction was equivalent to the market value of those securities on the date of the transaction. The Fund is obligated to register these shares for sale in the open market upon Agape's request. Previous negotiations for the repurchase of these shares by the Fund have been discontinued.

NOTE  3  -  PURCHASES  AND  SALES  OF  SECURITIES
Purchases and sales of investment securities (excluding short-term money market securities) during the period ended June 30, 1999, were:

           Common Stocks   Treasury Bills
Purchases  $    1,260,961  $     4,452,144
Sales      $    2,105,134  $     2,000,000

NOTE  4  -  FOREIGN  CURRENCY  CONTRACTS

At  June  30,  1999,  the  Fund  had contracts, maturing on August 18, 1999, and
November 16, 1999, to sell $5.0 million in foreign currency (1.9 million Swiss francs, 2.8 million British pounds, and .3 million Canadian dollars). These contracts were marked-to-market on June 30, 1999, resulting in a net unrealized gain of $173,150. This unrealized gain is included as a component of receivables from securities sold, in the Statement of Assets and Liabilities.

NOTE  5  -  OPTIONS  TRANSACTIONS

The Fund may from time to time purchase and sell call and put options on stock indexes which are traded on national securities exchanges as a method of hedging market fluctuations. The Fund may liquidate the call and put option purchased or sold by effecting a closing sale transaction (rather than exercising the option). This is accomplished by purchasing or selling an option of the same series as the option previously purchased or sold. There is no guarantee that the closing sale transaction can be effected. The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price is less than the premium paid. An option may be closed out only on an exchange which provides a market for options on the same index and in the same series. Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any particular option, or at any particular time. In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit.

NOTE  6  -  LEASE  COMMITMENT

The Fund is obligated under a three-year operating lease, for its Mesa, Arizona corporate office, which expires on June 30, 2001. Minimum lease payments due are as follows:

     July  1  -  December  31,  1999    $11,808
  January  1  -  December  31,  2000     23,807
  January  1  -      June  30,  2001     11,999
-----------------------------------------------
  Total  minimum  lease  payments       $47,614

Rent  expense  for  the  period  ended  June  30,  1999  was  $7,996.

NOTE  7  -  INVESTMENT  ADVISORY  FEES  AND  PERFORMANCE  BONUS/PENALTIES

TOP Fund Management is the Fund's investment advisor (the Advisor). Under an agreement between the Fund and the Advisor, the latter supervises the investments of the Fund and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Advisor. The agreement provides for base management fees equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund. For the period ended June 30, 1999, the base management fees aggregated $116,528.

In addition to the base management fees, the Advisor will receive a bonus for extraordinary performance or pay a penalty for underperformance. The bonus/penalty performance arrangement uses the S&P Index of 500 Composite Stocks (S&P 500 Index) as a measure of performance against which the performance of the Advisor will be measured. The bonus/penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter. The performance penalty can exceed the base management fees. Furthermore, the bonus/penalty arrangement will not become operative unless the performance of the Advisor exceeds, either positively or negatively, the S&P 500 Index percentage change during the same period of time by more than 10%. For the period ended June 30, 1999, the performance penalty aggregated $317,640. The agreement also provides that if the Fund's expenses on an annual basis (including the base management fees, but excluding any bonus or penalty payments, taxes, interest, brokerage commission, and certain litigation expenses) exceed 3.5% of the average daily net assets up to $20,000,000 plus 1.5% of the average daily net assets in excess of $20,000,000, the Advisor shall reimburse the Fund for any such excess up to the aggregate amount of the basic advisory fee. For the year ended December 31, 1998, an expense reimbursement was not required.

NOTE  8  -  DISTRIBUTIONS  TO  SHAREHOLDERS

On September 15, 1998, the Board of Directors declared a $0.1744 per share remainder distribution. This represented undistributed net investment income and short-term capital gains for 1997. These distributions were paid on December 30, 1998, to shareholders of record on December 21, 1998. The Fund intends to distribute the balance of short-term capital gains and net investment income for 1998 on or before December 31, 1999.

NOTE  9  -  FEDERAL  INCOME  TAX  INFORMATION

For federal income tax purposes, in 1998, the Fund realized net capital gains of $897,508 and investment company taxable income of $121,963. The Board of Directors elected to retain 1998 net capital gains and provided federal income taxes of $314,128 on these retained gains.

NOTE  10  -  RELATED  PARTIES

Directors of the Fund who are not officers or otherwise affiliated with the Advisor are paid $500 per meeting plus out-of-pocket expenses.
At June 30, 1999, Barry Ziskin, an officer and director of the Fund, owned 599,628 shares of the Fund's capital stock. He is also an officer and director of the Advisor.

On December 31, 1997, the Fund received a contribution of 23,600 shares of Z-Seven Fund stock from Ziskin Asset Management, an affiliate of the Fund. The shares are included in the Treasury Stock balance.

NOTE  11  -  LINE  OF  CREDIT

The Fund has a $1,300,000 line of credit with its custodian bank which is secured by investment securities with an aggregate market value not to exceed 15% of the value of the Fund's total assets. Borrowings against the line are charged interest at a rate of prime plus 1/2%. There were no borrowings outstanding against the line during the six months ended June 30, 1999. The line of credit expires August 7, 1999.

The purpose of the line is to enable the Advisor flexibility in selling shares of portfolio investments at such time and price as is consistent with the investment discipline employed and is in the best interest of the shareholders. If the full amount of the line of credit were utilized, it would represent less than 10% of the net assets of the Fund at June 30, 1999.

NOTE  12  -  EXPENSE-OFFSET  ARRANGEMENT

Through an arrangement with Standard & Poor's Securities (S&P), commissions paid to S&P earn soft dollar credits. The Advisor may direct S&P to use the credits to pay certain Fund expenses. For the period ended June 30, 1999, the Advisor applied $8,437 of these soft dollar credits towards the payment of filing fees and office and miscellaneous expenses of the Fund.

GENERAL  INFORMATION

THE  FUND

Z-Seven Fund, Inc. is a non-diversified, closed-end management investment company whose shares trade on the Nasdaq National Market System and on the Pacific Exchange. Its investment objective is long-term capital appreciation through investments in quality growth companies whose shares are undervalued.

SHARE  REPURCHASES

Notice is hereby given, in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, at market prices, from time to time, shares of its common stock in the open market.

Z-Seven Fund, Inc.

FINANCIAL HIGHLIGHTS

The  following represents selected data for a share outstanding throughout the periods.  All share and per share data has been adjusted  to  reflect  the  two-for-one  stock  split  in  December  1997.
The  following represents selected data for a share outstanding throughout the periods.  All share and per share data has been adjusted  to  reflect  the  two-for-one  stock  split  in  December  1997.

------------------------------------------------------------------------------------------------------------------------------
                                                                   June 30,                      December 31,
For the periods ended                                               1999       1998      1997       1996      1995      1994
                                                                 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period. . . . . . . . . . . . . .  $    7.80   $  7.55   $   8.20   $  8.74   $  8.32   $  8.50
                                                                 ----------  --------  ---------  --------  --------  --------
Net investment income (loss). . . . . . . . . . . . . . . . . .        .07       -0-        .11      (.06)      .06      (.08)
Net realized and unrealized gains (losses) on investments
   and currency transactions before income taxes. . . . . . . .       (.26)      .55       1.05      1.01      1.88      (.07)
                                                                 ----------  --------  ---------  --------  --------  --------
Total increase (decrease) from investment operations. . . . . .       (.19)      .55       1.16       .95      1.94      (.15)
Distributions to shareholders from net investment income. . . .        -0-      (.06)      (.05)     (.03)     (.44)      -0-
Distributions to shareholders from net capital gains. . . . . .        -0-      (.12)     (1.38)    (1.46)    (1.08)      -0-
Income taxes on capital gains paid on behalf of shareholders. .        -0-      (.12)      (.45)      -0-       -0-      (.03)
Capital contribution. . . . . . . . . . . . . . . . . . . . . .        -0-       -0-        .07       -0-       -0-       -0-
                                                                 ----------  --------  ---------  --------  --------  --------
Net increase (decrease) in net asset value. . . . . . . . . . .       (.19)     (.30)      (.65)     (.54)      .42      (.18)
                                                                             --------  ---------  --------  --------  --------
Net asset value, end of period. . . . . . . . . . . . . . . . .  $    7.61   $  7.80   $   7.55   $  8.20   $  8.74   $  8.32
                                                                 ==========  ========  =========  ========  ========  ========
Per share market value, end of period . . . . . . . . . . . . .  $    7.44   $  8.00   $  11.00   $ 10.25   $ 11.13   $  8.25
Total investment return (a) . . . . . . . . . . . . . . . . . .   (7.0%)(b)   (24.5%)   34.0%(e)      8.9%     58.3%    (9.3%)
                                                                 ----------  --------  ---------  --------  --------  --------
Ratio of expenses before performance
  bonus/penalty to average net assets (c) . . . . . . . . . . .     3.3%(d)      3.8%       3.0%      3.2%      2.9%      2.7%
Ratio of total expenses (credits) to average net assets (c) . .    (.1%)(d)      1.5%       1.0%      3.0%      2.0%      3.0%
Ratio of net investment income (loss) to average net assets (c)     1.7%(d)     (.2%)       1.1%     (.6%)       .9%     (.8%)
                                                                 ----------  --------  ---------  --------  --------  --------
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . .     8.0%(b)     73.1%     111.3%     66.4%     36.1%     17.5%
                                                                 ----------  --------  ---------  --------  --------  --------
Number of shares outstanding at end of period (in 000's). . . .      2,432     2,545      2,671     2,785     2,771     3,032
Net assets, end of period (in 000's). . . . . . . . . . . . . .     18,498    19,855     20,161    22,841    24,220    25,241
---------------------------------------------------------------  ----------  --------  ---------  --------  --------  --------

(a)  Based  on market price per share with dividends, distributions, and deemed distributions reinvested at lower of net asset value  or  closing  market price  on  the  distribution  date.
(b)  Not  annualized.
(c)  Ratios  reflect  expenses  gross  of expense-offset arrangements for the periods ended December 31, 1995 through June 30,
     1999.
(d)  Annualized.
(e)  Total  investment  return  without  the  capital  contribution  would  have  been  33.2%.

YEAR  2000

Due to the reliance on computing, accounting and trading systems to conduct their businesses, the Fund, its service providers and its portfolio companies may be adversely affected if any of such entity's respective computing, accounting or trading systems, or those systems used by other entities with which they conduct business, are not capable of processing information with dates on or after January 1, 2000 properly (i.e., if such systems are not "Y2K-ready").

The Fund has not incurred any costs to date as a result of its Y2K compliance efforts. Due to the Fund's reliance on third party vendors and service providers, management does not anticipate any material Y2K compliance costs prior to the Year 2000. No assurance can be given that all service providers will not be materially affected by Y2K-related problems or that replacements for deficient products or service providers can be obtained in a timely manner and without additional expense to the Fund.

The Investment Adviser may consider Y2K-related public disclosures made by the Fund's current and potential portfolio companies in its investment decision-making process for the Fund, but many foreign corporations are not subject to reporting requirements (or liability with respect to statements in such reports) comparable to those applicable to U.S. companies. Accordingly, little or no reliable Y2K-readiness information may be available with respect to foreign companies, and the Investment Adviser will be unable to verify the accuracy or completeness of any Y2K-readiness information that is available. As a result, the Fund is unable to protect itself against misleading, incomplete or unavailable Y2K-related disclosures, unanticipated Y2K problems at any of the Fund's portfolio companies, or Y2K-readiness information for any of the Fund's portfolio companies not received or not reviewed by the Fund. In addition, the Fund is unable to protect itself from a general market downturn in one or more markets due to widespread Y2K-related panic.

BOARD  OF  DIRECTORS
Barry  Ziskin
Albert  Feldman
Dr.  Jeffrey  Shuster
Rochelle  Ziskin
Maria  De  Los  Santos

INVESTMENT  ADVISOR
TOP  Fund  Management,  Inc.

OFFICERS
Barry  Ziskin
President  and  Treasurer

Barbara  Perleberg
Secretary

CUSTODIAN
Chase  Manhattan  Bank

TRANSFER  AGENT
Norwest  Bank  Minnesota,  N.A.
Shareowner  Services

INDEPENDENT  AUDITORS
KPMG  LLP

GENERAL  COUNSEL
Kilpatrick  Stockton  LLP

STOCK  LISTINGS
NASDAQ
Symbol:  ZSEV
Pacific  Exchange
Symbol:  ZSE

CORPORATE  OFFICE
1819  South  Dobson  Road
Suite  109
Mesa,  AZ  85202
(602) 897-6214
Fax  (602) 345-9227
Zseven@aol.com